                                                             Exhibit 10.7

                                 SALES AGREEMENT


         This Agreement dated June 13, 1995, is between CEMAX/ICON, INC., a California corporation with is principal place of business at 47281 Mission Falls Court, Fremont, California 94539 ("CEMAX/ICON"), and MINNESOTA MINING AND MANUFACTURING COMPANY, a Delaware corporation with its principal place of business at 3M Center, P.O. Box 33428, St. Paul, Minnesota 55133 ("3M").

1.       BACKGROUND AND PURPOSE

         3M currently manufactures and markets products for the medical diagnostic imaging market, including Picture Archive and Communication Systems ("PACS"). CEMAX/ICON is in the business of developing medical imaging and networking software, and designs, manufactures and markets PACS related software. IN order to better meet the customer needs in the PACS area, 3M is willing to stop manufacturing and marketing of its current PACS products and refer customer leads to CEMAX/ICON on a global basis. CEMAX/ICON is willing to pursue 3M-provided customer leads on a global basis and sell, service and support products. 3M and CEMAX/ICON, therefore, agree to terms and conditions stated in this Agreement.

2.       3M OBLIGATIONS

         A. If in the course of 3M conducting its business it has contact with a customer that may have an interest in CEMAX/ICON products, 3M will handle the customer lead as follows:

         1) The 3M employee will give the potential customer basic information regarding available CEMAX/ICON products and provide the potential customer with CEMAX/ICON sales literature as appropriate.

         2) The 3M sales person will contact the 3M Sales Liason about the potential customer and coordinate the introduction of CEMAX/ICON to the customer.

         3) The 3M Sales Liason will qualify the customer lead. 3M will use reasonable commercial efforts to ensure the CEMAX/ICON products can meet the potential customer's requirements and that the potential customer is financially positioned to make a purchase. 3M and CEMAX/ICON will mutually agree in writing on the criteria for lead qualification.

         4) 3M will then provide the lead information in writing to CEMAX/ICON, c/o Vice President of Sales and Marketing.

         B. By fifteen (15) days after completion of each calendar quarter during the term of this Agreement, 3M will provide to CEMAX/ICON a written non-binding forecast of projected sales of CEMAX/ICON systems into 3M accounts by month for the following year. CEMAX/ICON understands that these forecasts are non-binding and are 3M estimates only. 3M provides the forecasts to CEMAX/ICON to assist CEMAX//ICON in anticipating possible future business opportunities. CEMAX/ICON assumes all risk and responsibility for its use of the 3M non-binding forecasts.

         C. During the term of this Agreement, 3M will maintain a 3M employee to function as the 3M Sales Liason. The 3M Sales Liason will be responsible for lead qualification and coordination between the 3M and CEMAX/ICON sales organizations. 3M and CEMAX/ICON agree to discuss the possibility of co-locating the 3M Sales Liason at CEMAX/ICON's facility.

         D. During the terms of this Agreement, 3M will compensate its sales force for CEMAX/ICON sales leads generated under this Agreement.

         E. 3M will not disparage CEMAX/ICON products or cast CEMAX/ICON products in an unfavorable light, and will not misrepresent, either directly or by omission, the capabilities, qualifies or characteristics of CEMAX/ICON products.

         F. Nothing in this Agreement prevents 3M from manufacturing, marketing, selling or servicing PACS related products.

3.       CEMAX/ICON OBLIGATIONS

         A. CEMAX/ICON will use best efforts to follow up on the 3M-provided customer leads and to sell CEMAX/ICON products. If the potential customer is in a location that is impractical for CEMAX/ICON to support, CEMAX/ICON and 3M will mutually agreed whether CEMAX/ICON should pursue that lead.

         B. Under this Agreement, CEMAX/ICON has all responsibility for marketing, sales, site planning, installation, service and support of any CEMAX/ICON products purchased by customers following a 3M-provided lead, and all responsibility for billing and account collections for CEMAX/ICON products.

         C. On a quarterly basis, CEMAX/ICON will provide to 3M written reports on its sales of products based on 3M-provided leads. Each report will list CEMAX/ICON sales by account name, location, system sold, hardware price, software price and net selling price. CEMAX/ICON will provide each report within ten (10) days of the conclusion of each calendar quarter during the term of this Agreement.

         D. CEMAX/ICON will develop a distribution plant for CEMAX/ICON product sales and service in Europe. 3M and CEMAX/ICON will mutually agree to a European plan in writing by July 1, 1995.

         E. CEMAX/ICON will provide, and 3M will permit, general education regarding its product line to the 3M sales and marketing organization in the U.S. The education will focus on product features and solutions, and will be conducted periodically during the term of this Agreement.

         F. CEMAX/ICON will provide to 3M reasonable amounts of CEMAX/ICON's product literature for 3M's use and distribution, as requested by 3M. In addition, CEMAX/ICON will provide to 3M, on at least a quarterly basis, the current CEMAX/ICON published product price list.

         G. CEMAX/ICON warrants that the CEMAX/ICON products meet all applicable federal, state and local laws and regulatory requirements in North America. In addition, CEMAX/ICON will use its best efforts to meet all applicable federal, state and local laws and regulatory requirements in Europe. CEMAX/ICON and 3M agree to target introduction of CEMAX/ICON products in Europe in September of 1995.

         H. Nothing in this Agreement restricts CEMAX/ICON from introducing or discontinuing production or sale of any product, from changes in list prices of product or other terms and conditions of sale from CEMAX/ICON.

         I. CEMAX/ICON will not disparage 3M products or cast 3M products in an unfavorable light, and will not misrepresent, either directly or by omission, the capabilities, qualities or characteristics of 3M products.

4.       3M COMMISSION PAYMENTS

         A.       For sales of CEMAX/ICON products resulting from 3M-provided
leads, CEMAX/ICON will pay to 3M a commission of [*               *] of
CEMAX/ICON's actual sale price of the software portion of the sale. 3M's commission accrues when CEMAX/ICON receives payment for the sale. CEMAX/ICON will pay 3M commissions due on a quarterly basis. Within ten (10) days after the conclusion of each calendar quarter. CEMAX/ICON will pay to 3M all commissions due from sales made the previous quarter.

         B. Solely for the purpose of verifying CEMAX/ICON sales reports and commission payments, 3M may confirm the accuracy of CEMAX/ICON's reports and audit CEMAX/ICON's records at CEMAX/ICON's offices during normal business hours after giving CEMAX/ICON reasonable notices.

5.       TERM AND TERMINATION

         A. The initial term of this Agreement begins on the date of this Agreement and will continue for a period of three (3) years. For customer leads existing as of June __, 1995, 3M and CEMAX/ICON will mutually agree how to handle the sales and credit for each potential customer on a case-by-case basis. CEMAX/ICON will perform all installations occurring after June __, 1995. Any customer leads existing as of June __, 1995 but without a customer purchase order by September 1, 1995, will be governed under the terms of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

         B. Either party may terminate this Agreement if the other party is in breach by giving the other party at least thirty (30) days prior written notice, and opportunity to cure. If the breaching party cures the breach within the thirty (30) day period, this Agreement will continue.

         C. After the initial term of this Agreement, either party may terminate this Agreement without cause by giving the other party at least ninety
(90) days prior written notice.

         D. Even after termination or expiration of this Agreement, the provisions of this Agreement sill apply to any work performed, payments made, events occurring, charges incurred or obligations arising before the termination or expiration date.

6.       CEMAX/ICON PURCHASE OF 3M PACS INVENTORY

         A. As of the date of this Agreement, 3M has an inventory of PACS products, as listed in Exhibit A. CEMAX/ICON will use its best efforts to purchase this inventory by October 1, 1995, as CEMAX/ICON has a need for the inventory items. The purchase price for the inventory will be the fair market value of the item on the CEMAX/ICON purchase date.

         B. When CEMAX/ICON has a need for inventory item, CEMAX/ICON will notify the 3M Sales Liason in writing. CEMAX/ICON may use CEMAX/ICON's standard purchase order from to notify 3M. Acceptance of any order placed by CEMAX/ICON on its standard purchase order form, either by written acknowledgment or by shipment of items, does not constitute acceptance by 3M of any of the terms and conditions of those orders, except as to identification and quantity of items involved. All orders are governed by the provisions of this Agreement.

         C. 3M will send the item to CEMAX/ICON or CEMAX/ICON's designated location FOB 3M's location. 3M will invoice CEMAX/ICON for the item on shipment. CEMAX/ICON will pay the invoice within thirty (30) days of receipt.

         D. CEMAX/ICON purchases the 3M inventory items "AS IS" and without warranty of any kind. The extent 3M is able, 3M will pass through to CEMAX/ICON any manufacturer's warranty on each inventory item. CEMAX/ICON understands 3M is not a merchant of the inventory items as the term merchant is defined in Article 2-104(1) of the Uniform Commercial Code. 3M NEITHER EXPRESSES ANY WARRANTIES AS TO THE QUALITY OR CONDITION OF THE INVENTORY ITEMS AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. 3M EXPRESSLY DISCLAIMS ANY REPRESENTATIONS ABOUT THE CONDITION, QUALITY, CAPACITY OR OTHER CHARACTERISTICS OF THE INVENTORY ITEMS.

7.       ASSIGNMENT OF 3M SERVICE AND WARRANTY OBLIGATIONS

         A. As of the date of this Agreement, 3M has installed PACS products at the site locations stated in Exhibit B. 3M assigns and CEMAX/ICON agrees to assume responsibility for warranty service and service agreements for these sites. The effective dates of transfer of site responsibility for these sites will be mutually agreed on in writing by 3M and CEMAX/ICON on a case-by-case basis, but all transfers will be made by October 1, 1995.

         B. In consideration of CEMAX/ICON's assumption of service and warranty obligations under this Paragraph 7, 3M agrees to pay CEMAX/ICON the
amount of [*              *]. 3M will pay this amount in twelve (12)
installments of [*         *] each beginning July 1, 1995 and ending June 31,
1996.

         C. To assist CEMAX/ICON in performing site installations, warranty service, service and field support, CEMAX/ICON may use the services of two (2) 3M service personnel from the date of this Agreement through December
31, 1995. CEMAX/ICON will pay 3M [*      *] for the time (including salary
and benefits) and expenses of the 3M service personnel on a monthly basis for work performed for CEMAX/ICON. Within ten (10) days after the conclusion of each month, 3M will invoice CEMAX/ICON for the time and expenses of the 3M service personnel, showing itemization for hours worked, transportation, lodging and meal expenses, materials and parts charges, and mileage. CEMAX/ICON will pay 3M's invoice within thirty (30) days of receipt.

8.       REVIEW MEETINGS

         Each calendar quarter during the term of this Agreement, 3M and CEMAX/ICON will meet to review activities under this Agreement. Subjects of each meeting will include review of the sales lead generation process, actual sales volume, forecast of anticipated sales leads and actual sales. Participating in these review meetings for 3M will be a member of 3M sales management. Participating in these review meetings for CEMAX/ICON will be the Vice President for Sales and Marketing.

9.       LIMITATION OF LIABILITIES; TIME FOR FILING ACTION

         A. NEITHER PARTY WILL UNDER ANY CIRCUMSTANCES BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, REVENUE OR BUSINESS) RESULTING FROM OR IN ANY WAY RELATED TO PRODUCTS, THIS AGREEMENT, OR THE TERMINATION OF THIS AGREEMENT. This limitation applies regardless of whether the damages or other relief are sought based on breach of warranty, breach of contract, negligence, strict liability in tort, or any other legal or equitable theory. This limitation does not apply to direct damages caused by breach of a material obligation under this Agreement (except breach of warranty) or to claims for personal injury by a third party.

         B. Any action for breach of obligation under this Agreement must be commenced within one (1) year after the breach occurs.

CONFIDENTIAL TREATMENT REQUESTED

10.      CONFIDENTIAL INFORMATION

         A. 3M may, during the course of this Agreement, have access to or will have disclosed to it information which is identified as confidential by CEMAX/ICON. 3M agrees not to use CEMAX/ICON confidential information for its own benefit except to perform this Agreement, to keep such information confidential and not to disclose to third parties without CEMAX/ICON's consent. 3M will protect the disclosed information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized disclosure of the Information, as 3M used to protect its own confidential information of a like nature.

         B. CEMAX/ICON may, during the course of this Agreement, have access to or will have disclosed to it information which is identified as confidential by 3M. CEMAX/ICON agrees not to use 3M confidential information for its own benefit except to perform this Agreement, to keep such information confidential and not to disclose to third parties without 3M's consent. CEMAX/ICON will protect the disclosed information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized disclosure of the Information, as CEMAX/ICON used to protect its own confidential information of a like nature.

         C. The obligations stated in Paragraphs 10A and B will not apply to information which:

         - is or becomes generally known to the general public or is independently developed by each other; or

         - either party can show was known at the time of disclosure; or

         - either party can show it rightfully learned from a third party without an obligation of confidence.

         D. 3M and CEMAX/ICON agree to maintain the other's confidential information as confidential for a period of three (3) years after the termination or expiration of this Agreement.

11.      NOTICES

         All notices required by this Agreement must be in writing and sent by certified mail, with return receipt requested, Federal Express or other overnight service. The date of a notice is the date it is received. CEMAX/ICON will send all notices under this Agreement to:

                  Vice President
                  3M Medical Imaging Systems Division
                  3M Center, Building 223-2SW-03
                  P.O. Box 33428
                  St. Paul, MN 55133

3M will send all notices under this Agreement to:

                  President
                  CEMAX/ICON, Inc.
                  47281 Mission Falls Court
                  Fremont, California 94539

A party may designate in writing other individuals to receive notice.

12.      DISPUTE RESOLUTION

         A. The parties agree to attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations.

         1) Either party may give the other party written notice of any dispute not resolved in the normal course of business. Executives of both parties at levels one step above the project personnel who have previously been involved in the dispute will meet at a mutually acceptable time and place within ten (10) days after delivery of the notice, and thereafter as often as they reasonably deem necessary. The purpose of this meeting is for the executives to exchange relevant information and to attempt to resolve the dispute.

         2) If the matter has not been resolved by the executives within thirty (30) days of the notice, or if the parties fail to meet within the ten (10) day period, the dispute will be referred to senior executives of both parties who have authority to settle the dispute to attempt to resolve the dispute. If the matter has not been resovled within thirty (30) days from the referral of the dispute to the senior executives, or if no meeting has taken place within fifteen (15) days after referral to the senior executives, either party may initiate mediation or other mutually agreed to alternate dispute resolution mechanism.

         3) If the dispute has not been resolved by negotiation as stated above, the parties agree to attempt to settle the dispute by mediation using a third party neutral.

         B. The procedures stated in Paragraph 12-A will be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement. The procedures stated in Paragraph 12-A must be exhausted prior to the initiation of any litigation. A party, however, may seek a preliminary injunction or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action, the parties will continue to participate in good faith in the procedures specified in this Paragraph 12.

         C. Any questions, claims, disputes or litigation arising from or related to this Agreement are governed by the law of the state of Minnesota, without regard to conflicts of law.

13.      GENERAL TERMS

         A. Neither party is liable to the other for damages caused by delays in delivery or performance due to acts of God or other caused beyond its control.

         B. The relationship of the parties under this Agreement is that of independent contractors. Nothing in this Agreement authorizes either party to act for the other as an agent. CEMAX/ICON is not an agent or franchisee of 3M and has not authority to bind 3M, transact any business in 3M's name or on its behalf in any manner, or make any promises or representation on behalf of 3M. 3M is not an agent or franchisee of CEMAX/ICON and has not authority to bind CEMAX/ICON, transact any business in CEMAX/ICON's name or on its behalf in any manner, or make any promises or representation on behalf of CEMAX/ICON.

         C. Neither party may assign any of its rights or delegate or subcontract any of its duties under this Agreement without first getting the other party's permission in writing.

         D. This Agreement states the complete Agreement between 3M and CEMAX/ICON on this subject and replaces any previous understandings, representations or communications, whether oral or written. THIS AGREEMENT IS INTENDED BY THE PARTIES TO BE THE FINAL, COMPLETE AND EXCLUSIVE STATEMENT OF ALL TERMS AND CONDITIONS OF THE AGREEMENT. This Agreement can be amended only by a writing signed by both parties. No oral modification is possible. A party's failure to exercise a right in one or many instances does not waive that right as to any later instance. A course of dealing or performance does not effect a modification or a waiver unless ratified in writing by the party to be bound.

ACCEPTED AND AGREED TO:

MINNESOTA MINING AND                                CEMAX/ICON, INC.
MANUFACTURING COMPANY
("3M")                                              ("CEMAX/ICON")

By __________________________                       By ________________________
     Clifford T. Pinder                                  Tom Ross
     Vice President                                      CEO
     Medical Imaging Systems Division



Exhibit A -- List of 3M Inventory
Exhibit B -- List of Existing 3M PACS Sites

                                                       Exhibit A

                                                 LIST OF 3M INVENTORY
                                                           COST
                                           QUANTITY        EACH         TOTAL COST
         HARDWARE/SOFTWARE LIST             ON-HAND       (EST.)          (EST.)          VENDOR              VENDOR PART #
         ----------------------             -------       ------          ------          ------              -------------

               [HARDWARE]
               ----------
SPARC 20/50 Server                              3       [*                                TPSI                  S20S-50-32-P69
      32 Mb Additional Mem
      1.05 Gb Disk
      Fast SCSI II
      4 SBus Slots
SPARC 5/70-Server                               7                                       TPSI                  S5S-70-32-P46
      32 Mb Mem.
      1.05 Gb Disk
      Fast SCSI II
      3 SBus Slots
HomeView Telerouter PC                          1                                       Image Data Corp.
PC Compatible HV Receiver                       1                                       Ameridata
32 Mb Mem. Exp. (SPARC5)                        7                                       TPSI                  X132M
32 Mb Mem. Exp. (SPARC20)                       3                                       TPSI                  X12P
1.44 Mb Floppy Drive (SPARC)                   10                                       TPSI                  X560A
TurboGXplus 4Mb frame buffer                    5                                       TPSI                  #501-2253
1KX1K Monitor                                   5                                       Image Systems         M24PMAX
2KX2K Monitor                                   3                                       Image Systems         M21P2KMAX
6ft 13W3 Male to 4 BNC cable [5]                5                                       Cable Connection      RGB-0406
SCSI II Mini 50 Pin Male to Centronix           2                                       Cable Connection      S-50M50C-0x(x=Lg)
17" color monitor                               4                                       TPSI                  X322A
GXTRA 2K Display Driver, Frame                  3                                       Tech-Source           GXTRA/2000 SBus
   Buffer, cable & S/W
Type 5 Country Kit-U.S.                         7                                       Sun Microsystems      X3500A
ATM Interface Board                             4                                       TPSI
Direct Film Option (LaserLink)                  4                                       Cemax                 100-2026-000
Modems US Robotics/Hayes OPTIMA                 3                                       Anixter
External CD ROM Drive                           1                                       TPSI                  X579A
5 GByte 8mm Tape System                         2                                       Exabyte
4 GB RAID Storage Array?                        1                                       Tower Systems
UPS (Approx. 600 VA) [3]                        5                                       Finex
UPS (Approx. 1000 VA)                           2                                       Fore
Lumisys Digitizer                               2                                       Lumysis
Spare Disk Drives 1.05GB                        9                                       TPSI                  X649A
62.5/125 Multimode Fiber 2 Strand               6                                       Anixter
   Cable w/ST connectors
10Base-T Cable w/RJ45 connectors               16                                       Anixter
   (UTP Cat 5)
Cable Shelves                                   2                                       Anixter
HomeView Phone Sim. Box                         1                             *]        Procter Assoc.



CONFIENDTIAL TREATMENT REQUESTED

                                                                 COST
                                                 QUANTITY        EACH         TOTAL COST
         HARDWARE/SOFTWARE LIST                   ON-HAND       (EST.)          (EST.)            VENDOR            VENDOR PART #
         ----------------------                   -------       ------          ------            ------            -------------
               [SOFTWARE]
               ----------
Solaris 2.3-O.S. Licenses                              4      [*
Solaris 1.1.1 Ver. B-O.S. Licenses                     6                                       Sun Microsystem       SC-L
Solaris 1.1.1 Ver. B-O.S. Sftwr/CD                     1                                       Sun Microsystem       SC-L
SUN NetManager                                         1                                       SunSoft/Cabletron
CV Station Software                                    2                                       Cemax                 700-2012-000
DV Station Software                                    1                                       Cemax                 700-2041-000
Archive Manager Software                               1                                       Cemax                 700-2045-00
Net Film Svr (for HV) Software                         1                                       Cemax                 700-2014-000
HomeView Receive PC Software                           1                                       Image Data
QA Station Software                                    1                                       Cemax                 700-2039-000
Ntwork Filmg Option License                            4                               *]      Cemax                 700-2030-000

IMS HW/SW SUM TOTAL


CONFIDENTIAL TREATMENT REQUESTED

                                    Exhibit B

                                    IMS SITES
                                    5/23/1995

[*







                                 *]



CONFIDENTIAL TREATMENT REQUESTED

                                                               Exhibit 4.4

                     RESTATED REGISTRATION RIGHTS AGREEMENT

         This Restated Registration Rights Agreement (the "Agreement") is entered into as of January 9, 1995, among Cemax/ICON, Inc., a California corporation (the "Company"), and the persons listed on Exhibit A attached hereto (the "Shareholders").

                                    RECITALS

         Whereas, the Company has recently granted registration rights with respect to Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement dated June 13, 1995 (the "1995 Series A Agreement"), between the Company and the Purchasers listed on the Schedule of Purchasers attached to the 1995 Series A Agreement as Exhibit A;

         Whereas, the Company has previously granted registration rights with respect to Common Stock issued in May 1995 upon conversion of the former Series A Preferred, Series B Preferred, Series C Preferred, and Series D Preferred;

         Whereas, the Company has previously granted registration rights with respect to Common Stock issued in May 1992 upon conversion of the original Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, and Series G Preferred;

         Whereas, the Company has previously granted registration rights with respect to Common Stock issued in May 1992 upon conversion of the original Series A Preferred and Series B Preferred;

         Whereas, the Company has previously granted registration rights with respect to Common Stock issued to certain founders of the Company;

         Whereas, the Company wishes to grant registration rights with respect to certain of the Common Stock issued to the former majority shareholder of ICON Medical Systems, Inc. ("ICON"), Jeremy B. Rubin, in connection with the Agreement and Plan of Reorganization, dated April 12, 1995, and the Agreement and Plan of Merger, dated June 12, 1995; and

         Whereas, this Agreement restates and incorporates all such registration rights into a single document;

         NOW, THEREFORE, in consideration of the Recitals and the mutual covenants and conditions set forth herein, the parties hereto agree as follows:

                                    AGREEMENT

                                    SECTION 1

         1.1 RESTRICTIONS ON TRANSFERABILITY. The Restricted Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Restricted Securities held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this
Section 1.

         1.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Conversion Stock" shall mean the Common Stock issuable upon conversion of the Series A Preferred issued pursuant to the 1995 Series A Agreement.

                  "Founders' Stock" means (i) certain shares of Common Stock originally issued to Thomas P. Quinn (170 shares), David N. White (230 shares), E. N. Kaplan (156 shares), Edgar Greenbaum (98 shares), Carol Lefcourt (33 shares), Vanguard Associates II (239 shares) and B. J. Cassin (367 shares); (ii) any shares of Common Stock subsequently acquired by such persons other than Vanguard Associates II; and (iii) any Common Stock of the Company issued or issuable with respect to such shares of Common Stock upon any stock split, stock dividend, recapitalization or similar event.

                  "Holder" shall mean any person originally granted rights under this Section 1.2 holding Registrable Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Section 1.2 have been transferred in accordance with Section 1.14 hereof.

                  "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold greater than 50% of the Registrable Securities.

                  "Registrable Securities" means (i) the Conversion Stock, (ii) 1,000,000 shares of Common Stock issued in June 1995 upon conversion of the former capital stock of ICON held by the former majority shareholder of ICON, Jeremy B. Rubin, (iii) the 200,299 shares of Common Stock issued in May 1992 upon conversion of the original Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, and Series G Preferred (the "Original Preferred"), (iv) the 5,421,882 shares of Common Stock issued in May 1995 upon conversion of the former Series A Preferred, Series B Preferred, Series C Preferred, and Series D Preferred (the "Recent Preferred") and (v) any Common Stock otherwise issued or issuable with respect to any of the foregoing shares, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) (i) sold in or may not all be immediately sold in a transaction exempt under Rule 144 of the Commission, in the opinion of counsel to the Company, from the registration and prospectus delivery requirements of the Securities Act and (ii) do not exceed 5% of the total number of shares of the Company then outstanding, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale. For purposes of the registration rights granted to holders of Company securities pursuant to Section 1.7 hereof and for purposes of the obligations imposed upon holders of Registrable Securities under Sections 1.4, 1.11, and 1.15 hereof, but not for purposes of the definition of Initiating Holders, "Registrable Securities" shall include, in addition to the above, 913 shares of Common Stock issued in May 1992 upon conversion of the original Series A Preferred and Series B Preferred issued in 1984 and the Founders' Stock.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 1.6, 1.7 and 1.8 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and of one special counsel for the participating Holders, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all reasonable fees and disbursements of counsel for any Holder.

         1.3 RESTRICTIVE LEGEND. Each certificate representing (i) the Series A Preferred, (ii) the Conversion Stock, (iii) the Registrable Securities, and (iv) any other securities issued in respect of the Series A Preferred, the Conversion Stock, or the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD

                  OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                  Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Series A Preferred or the Conversion Stock in order to implement the restrictions on transfer established in this Section 1.3.

         1.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge (except that if such holder or any successor thereto is a partnership, no such notice described below shall be necessary for a transfer by such holder to a partner of such holder). Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

         1.5 REMOVAL OF RESTRICTIONS ON TRANSFER OF SECURITIES. Any legend referred to in Section 1.3 hereof stamped on a certificate evidencing (i) the Series A Preferred, (ii) the Conversion Stock, (iii) the Registrable Securities, or (iv) any other securities issued in respect of the Series A Preferred, the Conversion Stock, or the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 under the Securities Act.

         1.6      REQUESTED REGISTRATION.

                  (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than 50% of the number of shares (appropriately adjusted for recapitalizations) of Registrable Securities held by the Initiating Holders whose anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000, the Company will:

                           (i)      within ten days of the receipt by the
Company of such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                           (ii)     as soon as practicable, use its best efforts
to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

         Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.6:

                                    (A)      In any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (B)      Prior to the earlier of (i) January
1, 1996, or (ii) three months after the effective date of the Company's first registered public offering of its stock (the "Initial Offering");

                                    (C)      During the period starting with the
date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction, or registration with respect to an employee benefit plan or with respect to the Company's first registered public offering of its stock), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                    (D)      After the Company has effected two
such registrations pursuant to this subparagraph 1.6(a), and such registrations have been declared or ordered effective; provided, however that in the event that any legal restriction or prohibition shall result in the inability of the Holders participating in a registration pursuant to this subparagraph 1.6(a) to sell at least 75% of the Registrable Securities included in such registration within 180 days of the effectiveness thereof, then the Holders shall be entitled to demand an additional registration pursuant to this subparagraph 1.6(a).

                                    (E)      If the Company shall furnish to
such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.6 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders, provided that this right may only be exercised once in any twelve (12) month period.

         Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                  (b) Underwriting. In the event that a registration pursuant to Section 1.6 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.6, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting. Notwithstanding any other provision of this Section 1.6, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

first, among all Holders of the Common Stock issued upon conversion of the 1995 Series A Preferred, the Recent Preferred, the Original Preferred, and the first 500,000 shares of the 1,000,000 shares of Registrable Securities issued to Jeremy B. Rubin, in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities held by such Holders at the time of filing the registration statement; second, the original Series A Preferred and Series B Preferred, in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities held by such Holders at the time of filing the registration statement; third, the second 500,000 shares of the 1,000,000 shares of Registrable Securities issued to Jeremy B. Rubin, in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities held by such Holder at the time of filing the registration statement; and fourth, among all Holders of Founders' Stock, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

         1.7      COMPANY REGISTRATION.

                  (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than
(i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction or (iii) a registration pursuant to Section 1.6 hereof, the Company will:

                           (i)      promptly give to each Holder written notice
thereof; and

                           (ii)     include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.7(a)(i). In such event the right of any Holder to registration pursuant to Section 1.7 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.7, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting; provided, however, that the number of Registrable Securities to be included in such underwriting (other than the initial offering) shall not be reduced to less than thirty percent (30%) of the aggregate securities included therein without the prior written consent of the Holders of a majority of such Registrable Securities. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows: first, among all Holders of the Common Stock issued upon conversion of the 1995 Series A Preferred, the Recent Preferred, the Original Preferred, and the first 500,000 shares of the 1,000,000 shares of Registrable Securities issued to Jeremy B. Rubin, in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities held by such Holders at the time of filing the registration statement; second, the original Series A Preferred and Series B Preferred, in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities held by such Holders at the time of filing the registration statement; third, the second 500,000 shares of the 1,000,000 shares of Registrable Securities issued to Jeremy B. Rubin, in proportion, as nearly as practicable, to the respective amounts of such Registrable Securities held by such Holder at the time of filing the registration statement; and fourth, among all Holders of Founders' Stock, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.7 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.9 hereof.

         1.8      REGISTRATION ON FORM S-3.

                  (a) If any Holder or Holders of Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-term registration statement, for a public offering of not less than 20% of the number of shares (appropriately adjusted for Recapitalizations) of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 1.8 in any six (6) month period. After the Company's first public offering of its securities, the Company will use its best efforts to qualify for Form S-3 registration or a similar short-form registration. The provisions of Section 1.6(b) shall be applicable to each registration initiated under this Section 1.8. The number of registrations which may be requested by the Holders under this Section 1.8 shall not be limited; provided, however, that the Company's obligation to pay the Registration Expenses for registrations pursuant to this Section 1.8 shall be limited to three (3) such registrations.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.8: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or
(iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder.

         1.9      EXPENSES OF REGISTRATION.

                  (a) All Registration Expenses incurred in connection with registrations pursuant to Sections 1.6 and 1.7 and three registrations pursuant to Section 1.8 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered.

                  (b) All Registration Expenses (other than Registration Expenses for three such registrations) and Selling Expenses incurred in connection with a registration pursuant to Section 1.8 shall be borne pro rata by the Holder or Holders requesting the registration on Form S-3 and by any other participants in such registration on the basis of the ratio of the number of Registrable Securities included in such registration for each such holder to the total number of Registration Securities included in such registration.

         1.10 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed;

                  (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

         1.11     INDEMNIFICATION.

                  (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1.11, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

                  (c)      Each party entitled to indemnification under this
Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.11 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         1.12 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualifi cation or compliance referred to in this Section 1.

         1.13 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                  (c) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

         1.14 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 1.6, 1.7 and 1.8 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Holder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee of rights under Section 1.6 acquires at least 25% of the shares of Registrable Securities purchased by the original Holder (appropriately adjusted for any subsequent recapitalizations or the like).

         1.15 STANDOFF AGREEMENT. Each Holder agrees, so long as such Holder holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred twenty (120) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

         1.16     REGISTRATION RIGHTS OF FUTURE ISSUES OF SECURITIES.

                  (a) From and after the date of this Agreement, the Company shall not enter into any other agreement with any holder or prospective holder of any securities of the Company which would: (i) provide that such holder or prospective holder may require the Company to initiate any registration of any securities of the Company, the effective date of the registration statement for which shall be before the time that Initiating Holders are entitled to request demand registration pursuant to Section 1.6, or
(ii) provide for the granting to such holder of registration rights unless such agreement permits the Holders to include shares of Registrable Securities in the Registrations requested pursuant to such registration rights and contains provisions substantially similar to those contained in Section 1.6 and 1.7 with respect to the allocation of securities to be included in an underwritten public offering if marketing factors require a limitation on the number of such securities to be included.

                  (b) Notwithstanding subparagraph (a) above, the Company may, from time to time with the approval of its Board of Directors but without obtaining the consent of the then-existing Holders, grant to such holders or prospective holders registration rights equivalent to those granted to the Holders of Registrable Securities hereunder.

                                    SECTION 2

                  2.1 ADDITIONAL ACTIONS AND DOCUMENTS. The parties hereto shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Agreement.

                  2.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that the Shareholders shall not make any assignment of any of their rights hereunder except as otherwise provided herein or unless the Company shall otherwise consent.

                  2.3 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the outstanding shares of Registrable Securities and securities convertible into Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.3 shall be binding upon each holder of any Registrable Securities or securities convertible into Registrable Securities, each future holder of all such securities, and the Company.

                  2.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be deemed given if in writing and mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, by messenger, or by telecopy, and properly addressed, to the party as follows: (a) if to a Holder, at such Holder's last address or facsimile number shown in the Company's records, or (b) if to any other holder of any Registrable Securities, at such address or facsimile number as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address or facsimile number to the Company, then to and at the address or facsimile number of the last holder of such Registrable Securities who has so furnished an address or facsimile number to the Company, or (c) if to the Company, at the address or facsimile number of its principal offices and addressed to the attention of the Corporate Secretary and with a copy to Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, facsimile number 415-493-6811, Attention: Michael J. O'Donnell, or at such other address or facsimile number as the Company shall have furnished to the Shareholders. All notices and other communications so sent shall be effective as follows: (i) if sent by hand, messenger or by mail, upon delivery;
(ii) if sent by telecopy, upon receipt of confirmation of transmission (provided such notice is sent on a business day during the hours of 9:00 a.m. and 6:00 p.m. local time of recipient, but if not, then immediately upon the beginning of the first business day after being transmitted). Any party may change its address or facsimile number for the purpose of this Section 2.4 by giving the other parties written notice of its new address or facsimile number in accordance herewith.

                  2.5 GOVERNING LAW AND VENUE. The rights and regulations of the parties hereto shall be governed by, and this Agreement shall be construed in accordance with, the laws of the State of California, except where federal law may apply. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California state courts of Santa Clara County, California or the United States District Court for the Northern District of California and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

                  2.6 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement supersedes all prior written and oral agreements and understandings between the parties hereto with respect to the subject matter hereof.

                  2.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  2.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  2.9 EFFECTIVENESS. This Agreement shall become effective upon execution by the Company and the holders of a majority of the outstanding shares of Registrable Securities and the securities convertible into Registrable Securities as set forth in the prior agreements granting registration rights to such holders.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"COMPANY"                               CEMAX/ICON, INC.
                                        a California corporation


                                        By:_____________________________________

                                        Title:__________________________________

"SHAREHOLDERS"

                                        ________________________________________
                                        Print Name

                                        ________________________________________
                                        Signature

                                        By:_____________________________________

                                        Title:__________________________________

                                    EXHIBIT A

                            SCHEDULE OF SHAREHOLDERS

     Name of Stockholder                       Number of Shares        Type of Shares
- -----------------------------                  ----------------        --------------
David B. Apfelberg                                64 shares                 Common

Arrow Family Trust                               123 shares                 Common

Doris M. Bachrach                                222 shares                 Common

George E. Backus, as Trustee                       3 shares                 Common
  UDT dated 10/24/85

George E. Backus                                  47 shares                 Common

Backus Family Trust                              123 shares                 Common

Alfred L. & Sherill L. Bailey                     27 shares                 Common

Donald E. & Patricia Barrick                      30 shares                 Common

Donald L. Bebensee                                67 shares                 Common

C. Gordon Bell                                   186 shares                 Common

Berthold Family Trust                            245 shares                 Common

BFG II                                            72 shares                 Common

Susan S. Blumenthal                                3 shares                 Common

Roberta Brosnahan                                 11 shares                 Common

Charles F. Brothers                              474 shares                 Common

Lewis J. Brown III &                              31 shares                 Common
  Felicia D. Brown, JTWROS

Lawrence A. Brown, Jr.                            38 shares                 Common

Joseph R. & Joan Ann Bugado                       27 shares                 Common

Ian R.N. Bund                                    156 shares                 Common

Capform II Investment Fund                       695 shares                 Common

Capform III Investment Fund                    1,461 shares                 Common

Alfred R. Cartier Trust                           64 shares                 Common
  UDT July 31, 1987

       Name of Stockholder                     Number of Shares        Type of Shares
- -----------------------------------            ----------------        --------------
B.J. Cassin                                      92,229 shares              Common

Barbara Castagner                                     2 shares              Common

Richard Castagner                                     2 shares              Common

Collagen Corporation                            318,163 shares              Common

Richard N. Coppin                                   245 shares              Common

Courtland Associates 1981-3                         113 shares              Common

Crane Family Trust                                  123 shares              Common

Thomas M. Crawford                                   42 shares              Common

Richard E. Davison                                  346 shares              Common

Diversifund 1983-1                                  467 shares              Common

John Douglas Dunn                                    15 shares              Common

Henry M. Duque                                       42 shares              Common

Saul Eisenstat, M.D.                                 42 shares              Common

Enterprise Partners                             575,779 shares              Common

Jean M. Epstein                                      98 shares              Common

Leslie B. Foster                                     10 shares              Common

The First National Bank of Chicago,                 275 shares              Common
  Trust for Robert J. Greenebaum

GC & H Partners                                     275 shares              Common

Elinor F. Giffen                                     23 shares              Common

Mark Gilford                                        257 shares              Common

Michael Gold                                        123 shares              Common

Janice S. Good                                      287 shares              Common

Robert J. Greenebaum & William H.                 1,430 shares              Common
   Schield, Jr., Co-Trustees of the
   Edgar N. Greenebaum Jr. Living
   Trust dated 12/3/94

Roger J. Guidi                                       30 shares              Common

         Name of Stockholder                   Number of Shares        Type of Shares
- -------------------------------------          ----------------        --------------
Kenneth & Donna Lee Harris                            13 shares             Common

Robert Harrington                                     13 shares             Common

Harvest Technology Partners                      371,758 shares             Common

David Hirshfeld                                      245 shares             Common

William A. Hockett, Jr.                               72 shares             Common

Terri D. Homer                                       210 shares             Common

John D. & Betty Jo Hooker                             42 shares             Common
  1982 Trust

Robert L. & Donna J. Huebner                         123 shares             Common

Donald M. & Laddie W. Hughes                          13 shares             Common

The Donald M. & Laddie W.                            152 shares             Common
  Hughes Trust dated 5/9/79

Institutional Venture  Management III             28,886 shares             Common

Institutional Venture Partners                     2,401 shares             Common

Institutional Venture Partners III             1,915,325 shares             Common

Arlene J. Kaplan                                      64 shares             Common

Ernest N. Kaplan, M.D.                             1,061 shares             Common

The Kaplan Children's Trust                          149 shares             Common

Thomas A. King & Valeria M.                          245 shares             Common
  Szigeti

K.S. & N. Investments Partnership                     36 shares             Common

The Kulp 1983 Revocable Trust                        152 shares             Common

Eugene K. & Charlotte N. Lamson                      101 shares             Common

Edwin & Carol Lefcourt                                96 shares             Common

Henry F. & Nora M. Lenartz                            64 shares             Common

Levi Revocable Living Trust                          216 shares             Common
  dated 11/5/90

Louis & Ellen Levitas                                117 shares             Common

       Name of Stockholder                     Number of Shares          Type of Shares
- ----------------------------------             ----------------        ------------------
John A. & Belinda J. Lipa                             54 shares              Common

Andrew B. Lipton                                      42 shares              Common

Morton & Julia Maser                                  57 shares              Common

Heidi B. Mason                                        11 shares              Common

Garry G. & Karla J. Mathiason                        123 shares              Common

Irving B. Mayer                                      140 shares              Common

MBW Venture Partners L.P.                        930,447 shares              Common

Philip E. McCarthy Pension Fund                       25 shares              Common

Glen McLaughlin                                       44 shares              Common

Minnesota Mining and Manufacturing             1,985,878 shares        Series A Preferred
Company

Michigan Investment Fund L.P.                    204,245 shares              Common

Harry Mittleman, M.D.                                501 shares              Common

Jack B. Murray                                        42 shares              Common

Robert Nedd                                          541 shares              Common

New Enterprise Associates IV                       8,197 shares              Common

Arthur A. & Katheryn N. Newfield,                      7 shares              Common
  JTWROS

Arthur A. Newfield                                    57 shares              Common

Newtek Ventures                                   11,190 shares              Common

Pacific Coast Cardiac & Vascular                  16,667 shares              Common
Surgeons, a Medical Corporation
Profit Sharing Plan & Trust FBO
Perry M. Shoor

Louis & Marlene Palatella, JTWROS                    100 shares              Common

Peter J. & Janet L. Palmerson                         42 shares              Common

Paul J. & Sheila M. Pearce                            64 shares              Common

Richard B. & Carolee D. Peoples                       32 shares              Common

Carolee D. Peoples                                     5 shares              Common

         Name of Stockholder                   Number of Shares        Type of Shares
- -------------------------------------          ----------------        --------------
Richard B. Peoples                                     5 shares             Common

Robert R. & Edith J. Peronto                          49 shares             Common

Robert A. Peterson                                   123 shares             Common

Philips Medical Systems, Inc.                     10,125 shares             Common

William J. & Pamela J. Pinkerton                     101 shares             Common

J. David Pollard                                      42 shares             Common

Thomas P. Quinn                                      445 shares             Common

Jay Rouse                                             42 shares             Common

Jeremy B. Rubin                                1,000,000 shares             Common

William H. Schield, Jr.                              958 shares             Common

Micki Schneider                                       23 shares             Common

Arthur Schneiderman                                   28 shares             Common

James Selover                                        123 shares             Common

Harold F. & Bettie Shields                           533 shares             Common

Perry & Barbara Shoor                                 37 shares             Common

John S. Smolowe                                       64 shares             Common

James S. Stanford, as Trustee for the              8,824 shares             Common
  Stanford Family Revocable Trust of
  December 19, 1990

Roger K. Summit                                       27 shares             Common

Jack Sunseri                                          59 shares             Common

Howard Swidler                                         2 shares             Common

Technology Funding Partners I, L.P.              169,819 shares             Common

Technology Funding Partners II,                  203,147 shares             Common
  L.P.

Technology Funding Private Reserve,              391,137 shares             Common
  L.P.

Thomas A. & Rosemary S. Tisch                         30 shares             Common
  Trust UDT 10/31/80

       Name of Stockholder                     Number of Shares        Type of Shares
- ---------------------------------              ----------------        --------------
James E. & Dee Tozer                                 42 shares              Common

Transcorp c/f Ernest N. Kaplan                      230 shares              Common
  TPS Account

James Valerio                                        42 shares              Common

Vanguard Associates II                          353,187 shares              Common

Arthur Vassiliadis                                1,035 shares              Common

Venturn Partners                                  1,434 shares              Common

W.S. Investment Company 86                          248 shares              Common

Wendy A. Wagner                                      15 shares              Common

Anne Gray Walrod                                     42 shares              Common

Jaroy Weber, Jr.                                      7 shares              Common

James R. & Mary H. Weersing,                        156 shares              Common
  Trustees of the Weersing Family
  Trust U/D/T dated 4/24/91

Max Weil                                              2 shares              Common

Michael W. & Barbara Weiner                          59 shares              Common

The Weiner Family Trust dated                          1 share              Common
  6/30/89, Albert & Rita Weiner,
  Co-Trustees

Ned M. Weinshenker Money                             19 shares              Common
  Purchase Pension Plan

Westwind Development, Inc.                          245 shares              Common
  Profit Sharing Plan

David N. White                                      893 shares              Common

Patricia B. Wolf                                     42 shares              Common

A.R. Woolworth                                       32 shares              Common

Penny M. Woolworth                                   33 shares              Common

Najib Yamini                                         15 shares              Common

Barry M. Zide, M.D.                                 162 shares              Common